13. Other assets	12 Months Ended
Dec. 31, 2017
Other Assets
Other assets

On December 27, 2017, the Company signed a note purchase agreement with Amphivena pursuant to which Amphivena issued the Company a convertible note with a principal amount of USD 0.35 million (€0.29 million) and warrants to purchase 46,667 common shares of Amphivena with an exercise price of USD 0.01 per common share.

The loan matures on December 27, 2018 and bears interest at a rate of 6% per annum payable at maturity. The convertible note allows for a conversion into common shares of Amphivena during the term of the note at a conversion price which is contingent on various conversion triggers. If no conversion occurs prior to the maturity date the note will be converted into shares of Amphivena at a conversion price of USD 1.5 per common share.

The contractual life of the warrants is five years or until the date of certain transactions, e.g. the transfer of the majority of the voting rights in Amphivena, the transfer of substantially all of the assets of Amphivena, or an initial public offering covering the offering and sale of Amphivena’s common stock.

The Company recognized the note and the warrants in the consolidated financial statements as of December 31, 2017 at their respective fair values.